(INTREPID CAPITAL MANAGEMENT FUNDS TRUST LOGO)

                             INTREPID CAPITAL FUND
                            INTREPID SMALL CAP FUND
                                   PROSPECTUS
                               SEPTEMBER 30, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Funds           1
Fees and Expenses                                                           4
Investment Objectives and Principal Investment Strategies                   5
Disclosure of Portfolio Holdings                                            6
Management of the Funds                                                     6
The Funds' Share Price                                                      9
Purchasing Shares                                                          10
Redeeming Shares                                                           14
Exchanging Shares                                                          18
Dividends, Distributions and Taxes                                         18
Financial Highlights                                                       20

Intrepid Capital Management Funds Trust    1-866-996-FUND
3652 South Third Street                    (Fund & Account Information)
Suite 200                                  http://www.intrepidcapitalfunds.com
Jacksonville Beach, FL  32250

The Intrepid Capital Fund is a mutual fund seeking to provide long-term capital appreciation and high current income.

The Intrepid Small Cap Fund is a mutual fund seeking to provide long-term capital appreciation.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Intrepid Capital Fund and the Intrepid Small Cap Fund invest and the services they offer to shareholders.

        QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND

1. WHAT ARE EACH FUND'S GOALS?

   The Intrepid Capital Fund seeks long-term capital appreciation and high current income.

   The Intrepid Small Cap Fund seeks long-term capital appreciation.

2. WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   Intrepid Capital Fund
   ---------------------

   The Intrepid Capital Fund invests primarily in undervalued small and mid capitalization (i.e., less than $10 billion of market capitalization) common stocks and high yield securities. The Intrepid Capital Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Intrepid Capital Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and that are in industries with high barriers to entry.

   The Intrepid Capital Fund's investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of three to five years at the time of purchase. Duration is a measure of a debt security's price sensitivity, taking into account a debt security's cash flows over time, including the possibility that a debt security may be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. By way of example, a fund with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

   Additionally, the Intrepid Capital Fund's investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below-investment grade by a nationally recognized statistical rating agency. The Intrepid Capital Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.

   Intrepid Small Cap Fund
   -----------------------

   The Intrepid Small Cap Fund invests primarily (normally at least 80% of its net assets) in common stocks of small capitalization (i.e., less than $2 billion of market capitalization) companies. Like the Intrepid Capital Fund, the Intrepid Small Cap Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Intrepid Small Cap Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and that are in industries with high barriers to entry. In determining the presence of these factors, the Intrepid Small Cap Fund's investment adviser reviews periodic reports filed with the Securities and Exchange Commission and industry publications.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN EACH FUND?

   Investors in each Fund may lose money. There are risks associated with the types of securities in which the Funds invest. These risks include "Market Risk", Small-Cap Risk", "Value Investing Risk", "Non-Diversification Risk", "Interest Rate Risk", "Credit Risk" and "High Yield Risk". Each of the Funds has similar exposure to "Market Risk" and "Non-Diversification Risk". Both Funds have exposure to "Small Cap Risk" and "Value Investing Risk" with the Small Cap Fund having a somewhat greater exposure because it invests a higher percentage of its net assets in common stocks of small capitalization companies. The Intrepid Capital Fund is also subject to "Interest Rate Risk", "Credit
Risk" and "High Yield Risk".

     o MARKET RISK: The prices of the securities in which each Fund invests may decline for a number of reasons.

     o SMALL-CAP RISK: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies. Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

     o VALUE INVESTING RISK: Each Fund may be wrong in its assessment of a company's value or the market may not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price that reflects the intrinsic value of the company. There are periods when the value investing style falls out of favor with investors and in such periods each Fund may not perform as well as other mutual funds investing in common stocks.

     o NON-DIVERSIFICATION RISK: Each Fund is a non-diversified fund. As such, each may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Each Fund may be more sensitive to economic, business, political or other changes than a diversified fund, which may result in greater fluctuation in the value of the Fund's shares. Each Fund, however, intends to meet certain tax diversification requirements.

     o INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     o CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

     o HIGH YIELD RISK: Investment in high yield securities can involve a substantial risk of loss. These securities, commonly called "junk bonds", are rated below investment grade and are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile and these securities are generally much less liquid than investment grade debt securities. High yield securities tend to have greater interest rate risk and credit risk than investment grade securities.

   Because of these risks, each Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

4. HOW HAVE THE FUNDS PERFORMED?

   Each Fund is newly organized and therefore has no performance history as of the date of this Prospectus. Each Fund's performance (before and after taxes) will vary from year to year.

                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES                                    INTREPID        INTREPID
(fees paid directly from your investment)         CAPITAL FUND   SMALL CAP FUND
                                                  ------------   --------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
  offering price)                                       None             None
Maximum Deferred Sales Charge (Load)                    None             None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
  and Distributions                                     None             None
Redemption Fee                                  2.00%(1)<F1>     2.00%(1)<F1>
Exchange Fee                                     None(1)<F1>      None(1)<F1>

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                   1.00%            1.00%
Distribution and/or Service (12b-1) Fees          0.25%            0.25%
Other Expenses                                    1.74%            1.74%
                                                  -----           -----
Total Annual Fund Operating Expenses              2.99%(2)<F2>     2.99%(2)<F2>
Less Fee Waiver/Expense Reimbursement            (1.04)%          (1.04)%
                                                  -----           -----
Net Annual Operating Expenses                     1.95%            1.95%
                                                  -----           -----
                                                  -----           -----
---------
(1)<F1> If you redeem shares that you have owned less than 1 month, a 2.00% fee will be deducted from the value of your redemption proceeds. This fee is payable to the Fund. The 2.00% redemption fee does not apply to exchanges between Funds. Our transfer agent charges a fee of $15.00 for each wire redemption. Our transfer agent charges a $5.00 fee for each telephone exchange.
(2)<F2> The Adviser has contractually agreed to reduce its fees and/or reimburse each Fund to the extent necessary to ensure that Net Annual Operating Expenses do not exceed 1.95% per year through September 30, 2007. The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years, provided that after giving effect to such reimbursement Net Annual Operating Expenses do not exceed 1.95% of the Fund's average daily net assets in the year of reimbursement.

EXAMPLE

   This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a five percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               ONE YEAR      THREE YEARS
                               --------      -----------
     Intrepid Capital Fund       $198           $723
     Intrepid Small Cap Fund     $198           $723

                            INVESTMENT OBJECTIVE AND
                        PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

   The Intrepid Capital Fund seeks long-term capital appreciation and high current income and the Intrepid Small Cap Fund seeks long-term capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

   Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). When so investing, a Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. The Intrepid Capital Fund will not be able to achieve its investment objective of high current income to the extent it invests in money market instruments since money market instruments usually have a lower yield than the high yield securities in which the Intrepid Capital Fund invests. When each Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

   The Intrepid Small Cap Fund has a non-fundamental investment policy to normally invest 80% of its net assets in common stocks of small capitalization companies. The Intrepid Small Cap Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

   Common Stock Investments
   ------------------------

   Each Fund typically will hold common stocks of approximately 25 to 40 different companies. By limiting their holdings to a relatively small number of positions, the Funds will invest in only the best ideas of their investment adviser. However, this limitation may cause the performance of each Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.

   Neither Fund engages in trading for short-term profits, but when the circumstances warrant, each Fund may sell securities without regard to the length of time held. Each Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level. Each Fund may hold stocks for several years or longer, if necessary.

   High Yield Security Investments
   -------------------------------

   The Intrepid Capital Fund will typically hold high yield securities of approximately 25-40 companies with approximately 20% to 60% of the Intrepid Capital Fund's total assets held in such high yield securities. The Intrepid Capital Fund normally will not purchase high yield securities that are not rated at least "CCC" by Standard & Poor's Corporation or at least "Caa" by Moody's Investors Service, Inc., and will not continue to hold high yield securities that have received a credit downgrade unless the security is rated either at least "C" by Standard & Poor's Corporation or at least "C" by Moody's Investors Service, Inc. Notwithstanding the foregoing, the Intrepid Capital Fund may purchase securities in default in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.

   The Intrepid Capital Fund's investments in high yield securities are a means of attempting to achieve returns that exceed those of three-year treasury securities. The Intrepid Capital Fund will purchase many of its high yield security investments shortly after a credit downgrade to less than investment grade. At such times, many institutional investors may be required to sell the security creating a selling demand that might result in more attractive pricing for the security. The Intrepid Capital Fund will sell a high yield security if its business outlook improves so that the Intrepid Capital Fund may redeploy its assets to a more attractive holding, or if the credit weakens, to limit capital loss.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

   A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' Statement of Additional Information.

                             MANAGEMENT OF THE FUND

   Intrepid Capital Management, Inc. (the "Adviser") is the investment adviser to each Fund. The Adviser's address is 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250. The Adviser has been conducting an investment advisory business since 1994. Its clientele has historically primarily consisted of high net-worth individuals. The Adviser currently has approximately $550 million in assets under management.

   As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. All of the investment decisions by the Adviser for the Intrepid Capital Fund are made by a team of investment professionals lead by Mark Travis. Mr. Travis has been the President and founder of the Adviser since 1994. All of the investment decisions by the Adviser for the Intrepid Small Cap Fund are made by the same team of professionals lead by Eric Cinnamond. Mr. Cinnamond has been the Vice President/Director of Research of the Adviser since 1998. With respect to each Fund the lead member of the team makes the final investment decisions and the other members of the team provide information to the lead member and/or execute decisions of the lead member. The other members of the investment team are Gregory Estes and Jayme Wiggins. Mr. Estes has been a Vice President and portfolio manager for the Adviser since 2000. Mr. Wiggins has been an analyst for the Adviser since 2002. Prior to that time he was a student.

   The Funds' Statement of Additional Information provides additional information about the compensation of each member of the investment teams, other accounts managed by them and their ownership of shares of the Funds.

HISTORICAL PERFORMANCE OF INVESTMENT ADVISORY ACCOUNTS MANAGED BY THE ADVISER

   The Adviser has managed portfolios similar to the Intrepid Capital Fund ("Balanced Accounts") and the Intrepid Small Cap Fund ("Small Cap Accounts"). The Balanced Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Intrepid Capital Fund. The Small Cap Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Small Cap Fund. The Funds are providing composite historical performance data for the Adviser's Balanced Accounts and Small Cap Accounts. The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Funds. Investors should not rely on the historical performance data when making an investment decision.

   All returns are time-weighted total rate of return and include the reinvestment of dividends and interest. The performance data for both the Balanced Accounts and Small Cap Accounts is net of investment advisory fees and expenses. The fees and expenses of the Balanced Accounts were less than the estimated annual expenses of the Intrepid Capital Fund. The fees and expenses of the Small Cap Accounts were less than the estimated annual expenses of the Small Cap Fund. The performance of both the Balanced Accounts and Small Cap Accounts would have been lower had they incurred higher fees and expenses. Neither the Balanced Accounts nor the Small Cap Accounts were subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable may have adversely affected their performance results.

   The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited. The performance information for both the Balanced Accounts and the Small Cap Accounts for calendar year 1999 through the end of calendar year 2002 has been examined by Ennis Pellum & Associates, P.A. (formerly Ennis Pellum & Griggs, PA) in accordance with Level II verification procedures of the Association for Investment Research and Management ("AIMR"). In addition, for calendar years 2003 and 2004, The Griggs Group, CPAs performed a Level I verification of the Adviser in accordance with AIMR procedures.


ANNUAL RATE OF RETURN


   YEARS ENDED
   DECEMBER 31,                  1996       1997        1998      1999      2000       2001        2002        2003        2004
   ------------                  ----       ----        ----      ----      ----       ----        ----        ----        ----
Balanced Accounts
  Composite(1)<F3>               14.49%     25.23%     10.02%      2.81%     8.91%    12.50%      (0.36)%      23.10%      11.77%
S&P 500 Index(2)<F4>             22.98%     33.33%     28.59%     21.03%    (9.15)%  (11.91)%    (22.15)%      28.62%      10.92%
Citigroup High-Yield
  Short-Term Index(3)<F5>        11.52%     11.78%      2.85%      2.68%    (4.43)%    6.06%       0.86%       29.28%      10.74%
Combined Index(4)<F6>            18.41%     24.57%     18.04%     13.54%    (7.02)%   (4.74)%    (13.33)%      29.06%      10.91%
Small Cap Accounts
  Composite(5)<F7>              n/a        n/a        n/a         (8.56)%   17.93%    20.53%       8.79%       16.91%      12.82%
Russell 2000 Index(6)<F8>       n/a        n/a        n/a         21.26%    (3.02)%    2.49%     (20.48)%      47.25%      18.33%

----------

(1)<F3> Rate of return is shown net of management fees. The annual rate of return for 1996-2004 before management fees was 16.17%, 26.54%, 10.29%, 3.81%, 10.01%, 13.98%, 0.96%, 24.67% and 13.03%, respectively.
          Shareholders of the Intrepid Capital Fund would have experienced lower rates of return than those shown because estimated annual expenses, including management fees, of the Intrepid Capital Fund are higher than the fees and expenses of the Balanced Accounts.

(2)<F4> The S&P 500 Index is a widely recognized unmanaged index of stock prices.

(3)<F5> The Citigroup High-Yield Short-Term Index invests in high yield bonds ranging from one to seven years in maturity.

(4)<F6> The Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Citigroup High Yield Short-Term Index.

(5)<F7> Rates of return is shown net of management fees. The annual rate of return for 1999-2004 before management fees was (7.97)%, 18.82%, 21.65%, 9.91%, 18.23% and 14.12%, respectively. Shareholders of the Intrepid Small Cap Fund would have experienced lower rates of return than those shown because estimated annual expenses, including management fees, of the Intrepid Small Cap Fund are higher than the fees and expenses of the Small Cap Accounts.

(6)<F8> The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the 2,000 smallest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. Companies based on market capitalization.

SEC ANNUALIZED TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2004)

                                                           SINCE THE INCEPTION
                                                           DATE OF THE BALANCED
                                                            ACCOUNTS COMPOSITE
                                   ONE YEAR    FIVE YEARS    (APRIL 30, 1995)
                                   --------    ----------    ---------------
Balanced Accounts Composite         11.77%       10.95%           12.27%
S&P 500 Index                       10.92%       (2.33)%          11.09%
Citigroup High-Yield
  Short-Term Index                  10.74%        7.93%            7.87%
Combined Index                      10.91%        1.91%           10.05%

                                                           SINCE THE INCEPTION
                                                          DATE OF THE SMALL CAP
                                                            ACCOUNTS COMPOSITE
                                   ONE YEAR    FIVE YEARS   (OCTOBER 31, 1998)
                                   --------    ----------   -----------------
Small Cap Accounts Composite        12.82%       15.35%           11.54%
Russell 2000 Index                  18.33%        6.62%           10.66%

   Please remember that performance may not be an indication of future rate of return. Investor should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

DISTRIBUTION FEES

   The Funds have adopted a distribution plan pursuant to Rule 12b-l under the Investment Company Act. This Plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. They value securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds' Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell the security at the fair market value. Market quotations may not be available, for example if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of debt securities and equity securities not traded on a securities exchange may not be reliable if the securities are thinly traded. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotations and the close of trading on the New York Stock Exchange. The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders and redemption orders that they receive in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. An investor's purchase order or redemption request will be considered in good order if the letter of instruction includes the name of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

     1.   Read this Prospectus carefully.

     2. Determine how much you want to invest keeping in mind the following minimums:

     A.   NEW ACCOUNTS
          o    Individual Retirement Accounts                           $2,500
          o    All other Accounts                                       $2,500

     B.   EXISTING ACCOUNTS
          o    Dividend reinvestment                                No Minimum
          o    All other investments                                      $100
          o    with automatic investment plan     Minimum monthly draw of $100

     3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-866-996-FUND.

     4. Make your check payable to the Fund you are purchasing. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashiers checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC ("USBFS"), THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK, AUTOMATIC INVESTMENT PURCHASE OR ELECTRONIC FUNDS TRANSFER RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

     5.   Send the application and check to:
          BY FIRST CLASS MAIL:
               Intrepid Capital Management Funds Trust
               c/o U.S. Bancorp Fund Services, LLC
               P.O. Box 701
               Milwaukee, WI  53201-0701
          BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
               Intrepid Capital Management Funds Trust
               c/o U.S. Bancorp Fund Services, LLC
               615 East Michigan Street, 3rd Floor
               Milwaukee, WI  53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

MAKING AN INITIAL INVESTMENT BY WIRE

   If you wish to open an account by wire, please contact the Funds' transfer agent, USBFS, at 1-866-996-FUND before you wire funds to make arrangements with a telephone service representative. USBFS will require you to complete an account application which you may mail or send by overnight delivery service to the transfer agent. Upon receipt of your completed account application, USBFS will establish an account and an account number for you. You may then instruct your bank to wire transfer your investment as set forth below.


MAKING A SUBSEQUENT INVESTMENT BY WIRE

   To make a subsequent investment by wire, please contact the Funds' transfer agent, USBFS, at 1-866-996-FUND before you send your wire. This will alert the Funds to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

               U.S. Bank, N.A.
               777 East Wisconsin Avenue
               Milwaukee, WI  53202
               ABA #075000022

               For credit to U.S. Bancorp Fund Services, LLC
               Account #112-952-137

               For further credit to:
               Intrepid Capital Fund or Intrepid Small Cap Fund
               (your name and account number)

   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

     o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

     o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds' behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

TELEPHONE PURCHASES

   The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Funds' transfer agent, USBFS. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Funds' shares. Your shares will be purchased at the net asset value determined at the close of regular trading on the day your order is received. Telephone purchases may be made by calling 1-866-996-FUND.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

   The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

   The Funds will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

   The Funds offer an Automatic Investment Plan ("AIP") allowing shareholders to make purchases of shares on a regular and convenient basis. The minimum purchase for an AIP is $100. You may select the day of the month on which you would like your automatic investment to occur. To establish an AIP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. The AIP may be modified or terminated by the shareholder or the Funds at any time. Please call 1-866-996-FUND if you have any additional questions about establishing an AIP.

   If you have elected an AIP, wire redemption, ETF purchases, ETF redemptions or a systematic withdrawal plan, please include (attach) a voided check with your application. We are unable to debit or credit mutual fund or pass-through accounts. Please contract your financial institution to determine if it participates in the Automated Clearing House system ("ACH").

   The Funds also offer the following retirement plans:
     o    Traditional IRA
     o    Roth IRA
     o    SEP-IRA
     o    SIMPLE-IRA
     o    Coverdell Education Savings Account

   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-866-996-FUND. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

ANTI-MONEY LAUNDERING COMPLIANCE

   The Funds and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds' distributors may request additional information from you to verify your identity and source of funds. In compliance with the USA Patriot Act of 2001, please note that the Funds' transfer agent, USBFS, will verify certain information on your New Account Application as part of the Funds' anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-866-996-FUND if you need additional assistance completing your New Account Application. If the Funds or the Funds' distributors do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying information is received. The Funds also reserve the right to close an account within five business days if clarifying information or documentation is not received. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder's account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or its distributors to inform the shareholder that it has taken the actions described above.

HOUSEHOLDING

   To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-996-FUND. We will begin sending you individual copies 30 days after receiving your request.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

     1.   Prepare a letter of instruction containing:

          o    the name of the Fund(s);
          o    account number(s);
          o    the amount of money or number of shares being redeemed;
          o    the name(s) on the account;
          o    daytime phone number; and
          o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, USBFS, in advance, at 1-866-996-FUND if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3.   Have the signatures guaranteed in the following situations:

          o the redemption request includes a change of address or a change of address that was received by USBFS within the last 30 days;
          o    the redemption request is in the amount of $100,000 or greater;
          o the redemption proceeds are to be sent to a person other than the person in whose name the shares are registered; or
          o the redemption proceeds are to be sent to an address other than the address of record.

          Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SIGNATURE GUARANTEE.

     4.   Send the letter of instruction to:
          BY FIRST CLASS MAIL:
               Intrepid Capital Management Funds Trust
               c/o U.S. Bancorp Fund Services, LLC
               Shareholder Services Center
               P.O. Box 701
               Milwaukee, WI  53201-0701

          BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
               Intrepid Capital Management Funds Trust
               c/o U.S. Bancorp Fund Services, LLC
               3rd Floor
               615 East Michigan Street
               Milwaukee, WI  53202-5207

   PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

     1. Instruct the Funds' transfer agent, USBFS, that you want the option of redeeming shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to USBFS requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts cannot be redeemed by telephone.

     2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

     3.   Call USBFS at 1-866-996-FUND. PLEASE DO NOT CALL THE FUNDS OR THE
          ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o USBFS receives your written request in good order with all required information.
   o USBFS receives your authorized telephone request in good order with all required information.

   If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS

  o For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

  o For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. There is a $15 fee for each wire transfer. Proceeds may also be sent to a predetermined bank account by electronic funds transfer through the Automated Clearing House (ACH) network if the shareholder's financial institution is a member. There is no charge to have proceeds sent via ACH, however, funds are typically credited within two days after redemption. However, the Funds may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   The Funds offer a Systematic Withdrawal Plan ("SWP") whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually. To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by the shareholder or the Funds at any time without penalty. To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction, including a signature guarantee, to the transfer agent. Please call 1-866-996-FUND if you have additional questions about establishing a SWP.

   When redeeming shares of the Funds, shareholders should consider the following:

      o The redemption may result in a taxable gain.

      o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

      o As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

      o If you purchased shares by check or Electronic Funds Transfer, the Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check and transfer of funds have cleared (which may take up to 10 days from the date of purchase).

      o USBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

      o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

      o USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

      o If your account balance falls below $500 (for any reason), you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

      o While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares. Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Funds by:

     o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.

     o Imposing a 2.00% redemption fee on redemptions that occur within 1 month of the share purchase. (The 2.00% redemption fee does not apply to exchanges between Funds.)

   The Funds rely on intermediaries to determine when a redemption occurs within 1 month of purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.
Although the Funds have taken steps to discourage frequent purchases and redemption of Fund shares, it cannot guarantee that such trading will not occur.

                               EXCHANGING SHARES

   Shares of the Intrepid Capital Fund may be exchanged for shares of the Intrepid Small Cap Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

     1.   Read this Prospectus carefully.

     2. Determine the number of shares you want to exchange keeping in mind that telephone exchanges are subject to a $100 minimum.

     3. Write to Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, WI 53201-0701 or call USBFS at 1-866-996-FUND. USBFS charges a $5.00 fee for each telephone exchange. There is no charge for a written exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Intrepid Capital Fund distributes substantially all of its net investment income at least quarterly and the Intrepid Small Cap Fund distributes substantially all of its net investment income annually. Both Funds distribute substantially all of their capital gains annually. You have two distribution options:

     o AUTOMATIC REINVESTMENT OPTION: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o ALL CASH OPTION: Both dividend and capital gains distributions will be paid in cash.

     o If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Fund's then current net asset value and to reinvest all subsequent distributions.

     You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-866-996-FUND.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

                              FINANCIAL HIGHLIGHTS

     As a newly organized fund, the Intrepid Small Cap Fund has no operating history.

     The financial highlights are intended to help you understand the Intrepid Capital Fund's financial performance for the period of its operation. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have lost on an investment in the Intrepid Capital Fund. This information is unaudited.

                                                           JANUARY 3, 20051<F9>
                                                                 THROUGH
                                                              MARCH 31, 2005
                                                              --------------
                                                               (Unaudited)
NET ASSET VALUE:
     Beginning of period                                          $10.00
                                                                  ------

OPERATIONS:
     Net investment gain2<F10>                                      0.02
     Net realized and unrealized loss on investment securities    (0.29)
                                                                  ------
     Total from operations                                        (0.27)
                                                                  ------

NET ASSET VALUE:
     End of period                                                $ 9.73
                                                                  ------
                                                                  ------

     Total return                                           -2.70%3<F11>

     Net assets at end of period (000s omitted)                   $8,893

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before expense reimbursement                            6.43%4<F12>
     After expense reimbursement                             1.93%4<F12>

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS:
     Before expense reimbursement                           -3.10%4<F12>
     After expense reimbursement                             1.40%4<F12>

Portfolio turnover rate                                               0%
------------
1<F9>     Commencement of Operation.

2<F10> Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax difference.

3<F11>    Not annualized.

4<F12>    Annualized.

                                 PRIVACY POLICY

                    INTREPID CAPITAL MANAGEMENT FUNDS TRUST

     We collect the following nonpublic personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

   We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

   To learn more about the Intrepid Capital Fund and the Intrepid Small Cap Fund you may want to read the Funds' Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-866-996-FUND.

   Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the following address:

          Intrepid Capital Management Funds Trust
          c/o U.S. Bancorp Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI  53201-0701

   The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

          Public Reference Section
          Securities and Exchange Commission
          Washington, D.C. 20549-0102

   Please refer to the Investment Company Act File No. 811-21625 of the Fund when seeking information about the Funds from the Securities and Exchange Commission.